Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, J. David Brow, the Chief Financial Officer, Secretary and Treasurer of Solar Energy Sources Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of Solar Energy Sources Inc. for the six month period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Solar Energy Sources Inc.

Dated August 8, 2006.

/s/ J. David Brow

J. David Brow

Chief Financial Officer, Secretary, Treasurer and Director

(Principal Financial Officer and Principal Accounting Officer)

D/JLM/881031.1